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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report
              (Date of earliest event reported): December 8, 1999


                       BEI MEDICAL SYSTEMS COMPANY, INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


                Delaware                                 0-17885
                ------------------------------------------------
        (State of incorporation)               (Commission File Number)


                                  71-0455756
                                  ----------
                       (IRS Employer Identification No.)


        100 Hollister Road Teterboro, New Jersey                   07608
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      (Address of principal executive offices)                 (zip code)


                                (201) 727-4900
                                --------------
             (Registrant's telephone number, including area code)
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                 Item 2.  Acquisition or Disposition of Assets

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the expected impact of the Asset Sale (as defined below) involving BEI Medical Systems Company, Inc., a Delaware corporation (the "Company"), and CooperSurgical Acquisition Corp., a Delaware corporation (the "Purchaser"), on the Company's business, financial condition and results of operations. Statements about the accounting and tax treatment of the Company related to the Asset Sale as well as any other statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. There are a number of factors that could cause the results of the Company after the Asset Sale to differ materially from those results indicated by such forward-looking statements and from those results described or incorporated by reference in this Report. For more information about such factors, the Company, and the risks arising in investing in the Company, investors are directed to the Company's most recent report on Form 10-K and most recent report on Form 10-Q as filed with the Securities and Exchange Commission (the "SEC") and to the Company's definitive proxy statement relating to the Asset Sale as filed with the SEC on November 10, 1999.

Prior to the closing of the Asset Sale, the Company engaged in the business of developing, manufacturing, marketing and servicing a broad array of advanced systems and devices for diagnostic and therapeutic procedures in the medical fields of gynecology and gastroenterology (the "Base Business"). On October 1, 1999, the Company entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with the Purchaser pursuant to which the Company agreed to sell to the Purchaser the Base Business (the "Asset Sale"). The Asset Purchase Agreement was amended on November 2, 1999 and again on December 7, 1999 (the Asset Purchase Agreement and the November 2, 1999 amendment can be found in the Company's definitive proxy statement relating to the Asset Sale, attached hereto as Exhibit 99.2 and hereby incorporated by reference herein, and the December 7, 1999 amendment is attached hereto as Exhibit 2.2 and hereby incorporated by reference herein).

On December 8, 1999 (the "Closing Date"), the Company completed the Asset Sale. The assets sold included, without limitation, equipment, inventory, accounts receivables, records related to the operation of the Base Business and intellectual property related to the Base Business. The Base Business constituted a substantial portion of the Company's assets prior to the Asset Sale. The Company retained only its business relating to its Hydro ThermAblator ("HTA") product following the Asset Sale. There is no relationship between the Purchaser and the Company or its affiliates. The Asset Sale was approved by the holders of a majority of the outstanding stock of the Company on December 7, 1999.
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The cash consideration received at the closing of the Asset Sale, which was determined through arm's length negotiations, was approximately $10.5 million, subject to certain post-closing adjustments. The consideration received by the Company also included the assumption of approximately $331,294 of specified liabilities, the assumption of liabilities under certain contracts of the Company, and the forgiveness of royalty payments that may in the future be owed by the Company to an affiliate of the Purchaser in an amount of up to $100,000. The final consideration to be paid is based upon the following post-closing adjustments:

       --   a dollar-for-dollar downward adjustment if the inventory and net receivables of the Company on the Closing Date, as reflected in a balance sheet prepared by the Company after the Closing Date, was in the aggregate less than $3,600,000;

       --   a dollar-for-dollar upward adjustment if the inventory and net receivables of the Company on the Closing Date, as reflected in a balance sheet prepared by the Company after the Closing Date, was in the aggregate greater than $3,750,000; and

       --   a downward adjustment based on a complex valuation matrix which is dependent upon both (a) the Company's sales for the nine month period ended October 2, 1999, on an annualized basis, and (b) the sales mix of the Base Business during the same nine month period.

The above adjustments will take into account the downward adjustment that was made on the Closing Date in the amount of approximately $663,214, which represented the adjustment the Company estimated would be made in accordance with the foregoing post-closing adjustment provisions.

The Company used the net cash proceeds that it received at the closing of the Asset Sale (a) to pay expenses associated with the Asset Sale; and (b) to repay the outstanding amount owed under the credit facility with Transamerica Business Credit Corporation. The Company will use the balance of such proceeds as working capital to finance completion of the FDA Phase III clinical trials and initiate commercialization of the HTA product and to fund the Company's ongoing operating expenses. The Company's stockholders are not expected to receive any distribution from the proceeds of the Asset Sale.

In connection with the Asset Sale, the Company has agreed to provide certain transition services to the Purchaser pursuant to a transition agreement. A copy of the transition agreement is attached as an exhibit to Amendment No. 2 to the Asset Purchase Agreement, which is attached as Exhibit 2.2 hereto and is hereby incorporated by reference herein. Under the transition agreement, for three months following the Closing Date (and at the Purchaser's option, for up to an additional three months), the Company will operate on behalf of the Purchaser certain aspects of the Base Business. Under the transition agreement, the Company is obligated to do the following :

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       --   pay approximately $210,000 in connection with severance payments, bonuses and other costs associated with the transition services to be provided by the Company to the Purchaser; and

       -- provide the first $275,000 of products and services to the Purchaser without cost.

In connection with the Asset Sale, the Company also entered into a noncompetition agreement with the Purchaser for a term of five years. A copy of such noncompetition agreement is attached as an exhibit to the Asset Purchase Agreement that is attached as Exhibit 2.1 hereto and is hereby incorporated by reference herein.

The Company will recognize a gain on the Asset Sale, but anticipates that, for Federal and New Jersey state tax purposes, it will have net operating losses in amounts sufficient to offset such taxable gain. However, the Company may be required to pay alternative minimum tax and sales tax as a result of the Asset Sale. The Asset Sale will not have a tax consequence for stockholders of the Company.

The Asset Sale is accounted for as a sale of assets in accordance with generally accepted accounting principles. The Company will recognize a gain for book purposes based upon the excess net proceeds to be received under the Asset Purchase Agreement over the book value of the net assets sold.

The foregoing summary of certain principal terms of the Asset Purchase Agreement, as amended, and related agreements does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, as amended, a copy of which is attached hereto as Exhibit 2.1 and Exhibit 2.2 and is hereby incorporated by reference herein.

A copy of the press release issued by the Company on December 9, 1999 announcing the completion of the Asset Sale is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

A definitive proxy statement relating to the vote of the Company's stockholders on the Asset Sale was filed with the SEC on November 10, 1999 and is attached hereto as Exhibit 99.2 and is hereby incorporated by reference herein.

                   Item 7.  Financial Statements and Exhibits

   (a) (1) Financial Statements.

    Not Applicable.
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   (b) (1) Pro Forma Financial Information.

   The required pro forma financial information with respect to the assets disposed of referred to in Item 2 of this Report are incorporated by reference from pages 9 and 10 of the Company's definitive proxy statement for its Special Meeting of Stockholders held on December 7, 1999, which was filed with the SEC on November 10, 1999 (0000929624-99-001921) and is hereby incorporated by reference.

   (c)  Exhibits

2.1 Asset Purchase Agreement by and between BEI Medical Systems Company, Inc., a Delaware corporation (the "Company") and CooperSurgical Acquisition Corp., a Delaware corporation, dated October 1, 1999, as amended on November 2, 1999, hereby incorporated by reference to the Company's definitive proxy statement for its Special Meeting of Stockholders held on December 7, 1999, which was filed with the SEC on November 10, 1999 (0000929624-99-001921).

2.2       Amendment No. 2 to the Asset Purchase Agreement, dated as of December
          7, 1999.

99.1      Press Release of the Company, dated December 9, 1999.

99.2 Definitive Proxy Statement of the Company, hereby incorporated by reference to the Company's definitive proxy statement for its Special Meeting of Stockholders held on December 7, 1999, which was filed with the SEC on November 10, 1999 (0000929624-99-001921).

99.3 Pages 9 and 10 of the Company's definitive proxy statement for its Special Meeting of Stockholders held on December 7, 1999, which was filed with the SEC on November 10, 1999 (0000929624-99-001921).
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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BEI Medical Systems Company, Inc.

                                  /s/ Thomas W. Fry
                                  -----------------

                                  By: Thomas W. Fry
                                  Title: Vice President, Finance and
                                         Administration, Treasurer and Secretary


Dated: December 22, 1999
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Exhibit Number      Exhibit Description
--------------      -------------------

2.1 Asset Purchase Agreement by and between BEI Medical Systems Company, Inc., a Delaware corporation (the "Company") and CooperSurgical Acquisition Corp., a Delaware corporation, dated October 1, 1999, as amended on November 2, 1999, hereby incorporated by reference to the Company's definitive proxy statement for its Special Meeting of Stockholders held on December 7, 1999, which was filed with the SEC on November 10, 1999 (000092624-99-001921).

2.2. Amendment No. 2 to the Asset Purchase Agreement, dated as of December 7, 1999.

99.1                Press Release of the Company, dated December 9, 1999.

99.2 Definitive Proxy Statement of the Company, hereby incorporated by reference to the Company's definitive proxy statement for its Special Meeting of Stockholders held December 7, 1999, which was filed with the SEC on November 10, 1999 (0000929624-99-001921).

99.3 Pages 9 and 10 of the Company's definitive proxy statement for its Special Meeting of Stockholders held on December 7, 1999, which was filed with the SEC on November 10, 1999 (0000929624-99-001921).